                                                                   EXHIBIT 99.B4

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK GLOBAL RESOURCES FUND- B


fully paid and non-assessable Common Shares of JOHN HANCOCK SERIES, INC.,
Class B, in respect of JOHN HANCOCK GLOBAL RESOURCES FUND - B, par value
$0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Trust has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK GLOBAL RESOURCES FUND- A


fully paid and non-assessable Common Shares, of JOHN HANCOCK GLOBAL RESOURCES FUND - A, a series of JOHN HANCOCK SERIES, INC. Class- A Common Shares, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK EMERGING GROWTH FUND- B


fully paid and non-assessable Common Shares of JOHN HANCOCK SERIES, INC., Class- B, in respect of JOHN HANCOCK EMERGING GROWTH FUND - B, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK EMERGING GROWTH FUND- A


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class-A, in respect of JOHN HANCOCK EMERGING GROWTH FUND - A, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                  JOHN HANCOCK HIGH YIELD TAX FREE FUND- A


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class- A, in respect of JOHN HANCOCK HIGH YIELD TAX FREE FUND - A, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                  JOHN HANCOCK HIGH YIELD TAX FREE FUND- B


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class- B, in respect of JOHN HANCOCK HIGH YIELD TAX FREE FUND - B, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK HIGH YIELD BOND FUND- A


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class- A, in respect of JOHN HANCOCK HIGH YIELD BOND FUND - A, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                    JOHN HANCOCK HIGH YIELD BOND FUND- B


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class- B, in respect of JOHN HANCOCK HIGH YIELD BOND FUND - B, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                   JOHN HANCOCK GOVERNMENT INCOME FUND- A


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class-A, a series of JOHN HANCOCK GOVERNMENT INCOME FUND - A, par value
$0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman

                          JOHN HANCOCK SERIES, INC.
                   JOHN HANCOCK GOVERNMENT INCOME FUND- B


fully paid and non-assessable Common Shares, of JOHN HANCOCK SERIES, INC., Class- B, in respect of JOHN HANCOCK GOVERNMENT INCOME FUND - B, par value $0.01 per share, transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. Pursuant to Article VI of the Articles of Incorporation, no holder of any shares of the Corporation has any preemptive rights to acquire unissued or treasury shares of the Corporation. This certificate is not valid unless countersigned by the Transfer Agent.


Change date 5/15/95...jxr   TEST

Mass Fund

Signed by Boudreau, Chairman